SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENT

22. SUBSEQUENT EVENTS

The subsequent events have been evaluated through April 16, 2020, which is the date the audited consolidated financial statements were available to be issued.

From January to April 2020, the Company granted options to purchase 740,000 ordinary shares with the exercise price of $2.52 per share under the Plan and 511,152 restricted share units to Group’s employees, which will vest over a four-year period with 25% of the awards vesting on the anniversary of the grant date each year. 910,042 share options were exercised and 209,974 restricted share units were vested from January to April 2020.

From January to April 2020, the Company repurchased total of 511,758 ordinary shares with the total consideration of approximately $1.7 million.